SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                       KREISLER MANUFACTURING CORPORATION
                (Name of Registrant as Specified in Its Charter)



                       KREISLER MANUFACTURING CORPORATION
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                       KREISLER MANUFACTURING CORPORATION
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

                                NOVEMBER 30, 1999


TO OUR STOCKHOLDERS:

     The annual meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the "Company") will be held on Tuesday, November 30, 1999 at 1:30 P.M. (prevailing time), at the office of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707 for the following purposes:

     1. To elect directors, as described in the accompanying Proxy Statement.

     2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed October 22, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           By order of the Board of Directors.


                                           EDWARD L. STERN, Secretary
October 22, 1999

                       KREISLER MANUFACTURING CORPORATION
                          5960 CENTRAL AVENUE, SUITE H
                          ST. PETERSBURG, FLORIDA 33707

                                 PROXY STATEMENT


     The enclosed proxy is solicited by and on behalf of Kreisler Manufacturing Corporation (the "Company") for use at the annual meeting of stockholders to be held on Tuesday, November 30, 1999 at 1:30 p.m. (prevailing time) at the offices of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is October 29, 1999.

     Sending in a signed proxy will not affect the stockholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers or employees of the Company without additional compensation. THE COMPANY IS REQUIRED TO PAY THE REASONABLE EXPENSES INCURRED BY RECORD HOLDERS OF THE COMPANY'S COMMON STOCK WHO ARE BROKERS, DEALERS, BANKS OR VOTING TRUSTEES, OR THEIR NOMINEES, FOR MAILING PROXY MATERIAL AND ANNUAL STOCKHOLDER REPORTS TO ANY BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK THEY HOLD OF RECORD, UPON REQUEST OF SUCH RECORD HOLDERS.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for directorships, as described herein.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incidental to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The Company had 1,950,046 shares of Common Stock outstanding at the close of business on October 22, 1999, the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of the Company's Common Stock outstanding is entitled to one vote on each matter which may be brought before the annual meeting.

                 BENEFICIAL OWNERSHIP AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of October 22, 1999 with respect to (i) the persons known by the Company to be the beneficial owners of more than five percent of its Common Stock, (ii) each director and (iii) the Company's Common Stock beneficially owned by all directors and officers of the Company as a group:

                NAME AND ADDRESS                 AMOUNT BENEFICIALLY               PERCENT OF
               OF BENEFICIAL OWNER                    OWNED (1)                      CLASS
               -------------------               -------------------               ----------
Trust created u/w/o                                  683,268(2)                      35.2%
Lucile Stern f/b/o
Edward L. Stern

Edward L. Stern                                      878,212(3)                      47.8%
5960 Central Avenue, Suite H
St. Petersburg, Florida  337307

Robert S. Krupp                                        6,666                           *
56 Bay Vista Drive
Mill Valley, CA  94941

Harry Brill-Edwards                                    2,666                           *
50 Chestnut Ridge Rd Suite 119A
Montvale, NJ  07645

Edward A. Stern                                       48,512                          2.5%
180 Van Riper Avenue
Elmwood Park, NJ  07407

Michael D. Stern                                      48,508                          2.5%
180 Van Riper Avenue
Elmwood Park, NJ  07407

All directors and officers of the                    984,564                         50.5%
Company as a group (5 persons)
* Less than 1%

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has sole voting or investment power or has the right to acquire within 60 days after October 22, 1999.
Beneficial ownership may be disclaimed as to certain of the securities.

(2) Edward L. Stern, Chairman of the Board and President of the Company, is trustee of the Trust created under the Will of Lucile M. Stern for the benefit of Edward L. Stern and in such position exercises sole voting and investment power with respect to the shares of the Company held of record by the Trust (see "Executive Compensation and other Information").

(3) This figure includes 683,268 shares held in the Trust (see note 2 above). This figure does not include 129,532 shares of Common Stock beneficially owned by four children of Mr. Stern, as to which Mr. Stern disclaims beneficial ownership. Mr. Stern has sole voting and investment power with respect to the 194,944 shares held in his own name as well as the shares beneficially owned by the Trust.



                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at five.

     The following table sets forth information concerning the Company's nominees for election to the Board of Directors. If any of the nominees become unable or for good cause will not serve, the persons named in the enclosed proxy will vote in accordance with their best judgement. The Company expects all nominees to be willing and able to serve. Directors of the Company serve until the next annual meeting of stockholders and until their successors have been elected and qualified.


                                                                        DIRECTOR OF         AGE AS OF
                                             PRINCIPAL                  THE COMPANY         OCTOBER 22,
                                            OCCUPATION                     SINCE               1999
                                            ----------                  -----------         -----------

Edward L. Stern              Chairman of the Board and President of         1968                69
                             the Company

Robert S. Krupp              Financial Consultant                           1989                48

Harry Brill-Edwards          President, Gas Turbine Consulting              1994                57

Edward A. Stern              Vice-President, Kreisler Industrial            1994                38
                             Corporation

Michael D. Stern             Vice-President, Kreisler Industrial            1994                33
                             Corporation

     Except for Robert S. Krupp and Harry Brill-Edwards each of the nominees is an executive officer of the Company, as reflected above, and has had the same principal occupation or employment for the past five years. Edward A. Stern and Michael D. Stern are the sons of Edward L. Stern.

     Mr. Edward L. Stern joined the Company in [1948], and has been a director since 1968. In 1972, he became Chairman, President and Chief Executive Officer and continues to hold these positions currently.

     Mr. Krupp has been a financial consultant since 1988 with Oasis Ventures, LLC. From May 1987 until October 1988, Mr. Krupp was a Partner/Consultant with the Canaan Group, Ltd., a venture capital consulting firm. From May 1985 until May 1987, Mr. Krupp was a self-employed financial consultant and from December 1980 until May 1985, Mr. Krupp was Vice President-Finance of Kinetics Technology International, Inc., an engineering firm.

     Mr. Brill-Edwards is the President of Gas Turbine Consultants, a technology, marketing and planning consulting company that he founded in 1993. From 1966 to 1993 Harry Brill-Edwards worked for Chromalloy Gas Turbine Corporation. He became President of the Chromalloy Research and Technology Division in 1979. In 1987 he was promoted to Chief Operating Officer of Chromalloy Gas Turbine Corporation with full responsibility for Chromalloy's worldwide operations comprising 28 divisions.

     Edward A. Stern joined the Company in 1991, and is currently Vice President of Administration, responsible for sales, purchasing, production control and estimating. Prior to joining Kreisler Industrial Corporation, his experience included five years with American Airlines in the Corporate Finance area.

     Michael D. Stern joined the Company in 1990, and is currently Vice President of Operations, responsible for sales, manufacturing, engineering quality and estimating. Prior to joining Kreisler Industrial Corporation, he was a marketing representative for Aetna Life and Casualty and a member of their Connections Executive Training program.

REQUIRED VOTE

     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the total annual compensation including bonuses paid or accrued by the Company for services in all capacities for the Chief Executive Officer, Vice-President of Administration and Vice-President of Operations during the fiscal year ended June 30, 1999.

                    NAME AND
               PRINCIPAL POSITION         YEAR        ANNUAL COMPENSATION
               ------------------         ----        -------------------

Edward L. Stern                           1999              $213,000
President and Chief Executive Officer     1998               200,192
                                          1997               130,000

Edward A. Stern                           1999              $138,000
Vice President of Administration          1998               132,500
                                          1997                75,000

Michael D. Stern                          1999              $138,000
Vice President of Operations              1998               132,500
                                          1997                75,000

COMPENSATION OF DIRECTORS

     Each director of the Company who is not an officer receives a fee of $10,000 per year. Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

     The Company currently has no employment contracts with any of the executive officers of the Company, and the Company has no compensatory plans or arrangements with such executive officers where the amount to be paid exceeds $100,000 and which are activated upon resignation, termination, or retirement of any such executive officer upon a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Mr. Krupp is the sole member of Oasis Ventures, LLC ("Oasis"). Oasis and the Company entered into a letter agreement for financial advisory services in connection with the potential sale of the Company on September 1, 1998, as amended on August 1, 1999 (the "Agreement"). The Agreement terminates on the earliest of: (i) fifteen business days following the closing of a Transaction, as defined in the Agreement,(ii) July 31, 2000, or (iii) thirty days following notification from one party to the other.

     Oasis received approximately $221,000 in fees during the Company's fiscal year ended June 30, 1999 and will receive additional hourly fees and transaction fees under the Agreement if the merger with the Wood Group Gas Turbine Holdings, Inc., a wholly-owned subsidiary of the John Wood Group PLC is consummated. See the Company's Annual Report on Form 10-KSB - Business-Proposed Merger. If the merger is consummated, Oasis would receive approximately $465,000 as a Performance Fee, as defined in the Agreement, plus additional hourly fees for services rendered in accordance with the Agreement, plus a fee based on the total hourly fees during the Term of the Agreement multiplied by 97.5%. Oasis will continue to receive fees for services performed on an hourly basis after June 30, 1999.

[Form of Proxy]

                                                                      APPENDIX A

                      KREISLER MANUFACTURING CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 30, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward L. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the "Company") to be held on the 30th day of November, 1999 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

                                                         FOR all nominees          WITHHOLD
1.   ELECTION OF DIRECTORS                               listed below except as    AUTHORITY to vote
                                                         marked to the contrary    for all nominees
Edward L. Stern  Harry Brill-Edwards  Robert S. Krupp
Michael D. Stern Edward A. Stern

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name on the line provided below.

- ----------------------------------------------------------------------------------------------------



2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

     THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

     The undersigned hereby acknowledges receipt of the Company's Proxy Statement relating to the 1999 Annual Meeting of Stockholders and the Company's Annual Report to Stockholders for 1999.

                                         Dated ___________________________, 1999
                                                      (Please date)

                                             _____________________________(SEAL)
                                                (Stockholders Signature)

                                              ____________________________(SEAL)
                                                (Stockholders Signature)

     It would be helpful if you signed and printed your name or names exactly as it appears hereon, indicating any official position representative capacity.